UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-00642

DWS International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2013

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2013

Annual Report

to Shareholders

DWS Latin America Equity Fund

Contents
3 Letter to Shareholders
4 Portfolio Management Review
13 Performance Summary
15 Investment Portfolio
19 Statement of Assets and Liabilities
21 Statement of Operations
22 Statement of Changes in Net Assets
23 Financial Highlights
27 Notes to Financial Statements
37 Report of Independent Registered Public Accounting Firm
38 Information About Your Fund's Expenses
40 Tax Information
41 Advisory Agreement Board Considerations and Fee Evaluation
46 Board Members and Officers
52 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Any fund that focuses in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

Deutsche Asset & Wealth Management represents the asset management and wealth management activities conducted by Deutsche Bank AG or any of its subsidiaries, including the Advisor and DWS Investments Distributors, Inc.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Having recently joined Deutsche Asset & Wealth Management as president of the DWS funds and head of Fund Administration, I'd like to take this opportunity to introduce myself. I come with 20 years of experience in asset management and the mutual fund industry. My job is to work closely with your fund board to ensure optimal oversight of the DWS funds' management and operations. I look forward to serving in this role on your behalf.

As for the economy, experts seem to agree that both the U.S. and global economies are recovering. Interest rates, while destined to rise to a level more in line with historical "normal" at some point, will likely remain relatively low for the foreseeable future. The stock markets continue to demonstrate strength as housing rebounds, American manufacturing strengthens, the U.S. budget deficit improves and unemployment continues to move lower. However, uncertainty persists regarding the pace of the recovery, the eventual tapering of government bond purchases, the potential for further political gridlock around the fiscal impasse and lingering effects of the financial crisis. All this uncertainty may well contribute to volatility in both the bond and stock markets.

It may help to remember that market fluctuations are not unusual. However, significant market swings may also reflect behavior that is driven more by investor emotion than any fundamental factors relating to the securities in question. If volatility is making you nervous, it may be time to review your investments. A trusted financial advisor can help you determine if a strategy change is appropriate and identify risk management strategies that serve your specific goals and situation.

Best regards,
Brian Binder
President, DWS Funds

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 14 for more complete performance information.

DWS Latin America Equity Fund returned -0.49% during the annual period ending October 31, 2013, outperforming the -2.66% return of its benchmark, the Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index, and the -2.76% average return of the funds in its Morningstar peer group, Latin America Stock Funds. The fund has outpaced both its benchmark and peer group in the three-year interval ended October 31, 2013.

Investment Strategy
Although the fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru. In choosing securities, we generally look for individual companies that have a history of above-average growth, strong competitive positioning, attractive prices relative to potential growth, sound financial strength and effective management, among other factors. We also generally look for companies that we believe have above-average potential for sustainable growth of revenue or earnings and whose market value appears reasonable in light of their business prospects. Finally, when conducting our analysis of regional themes, we seek to identify potential stocks that may benefit from significant social, economic, industrial and demographic changes.

Stocks in Latin America lagged the broader global equity markets by a substantial margin during the past year. The -2.66% return of the benchmark compares with a gain of 25.77% for the developed-market equities, as gauged by the MSCI World Index. The primary factor weighing on the region's returns was the decline in economic growth expectations for the emerging markets in general, and Latin America in particular. Analysts were calling for 3.5% growth for Mexico's economy coming into 2013, but it now appears that the country's growth is more likely to be near 1.5%. In Brazil, the economy is on track for growth of 2.3-2.5% in 2013 — below the 3.5% consensus analyst estimate that was in place at the beginning of the year. This slower-than-expected growth caused investors to seek greener pastures in the developed markets, where growth expectations — while modest — are nonetheless headed in a positive direction.

Regional market performance was also pressured by the declining value in Latin American currencies relative to the U.S. dollar. The concern that the U.S. Federal Reserve Board (the Fed) could "taper" its stimulative quantitative easing policy led to disruptions across the financial markets as investors exited higher-risk assets. The emerging markets were particularly vulnerable since countries that depend on foreign capital to fund their current account deficits — such as Brazil — saw their currencies hit particularly hard once investors began moving their cash to safer havens. This downturn compounded the already weak return of the region's equity markets.

While the Latin markets underperformed during the period, our bottom-up research process continues to identify a wealth of individual companies that are poised to capitalize on the positive long-term changes that are unfolding in the region. We believe this stock-by-stock approach — rather than a passive, index-driven strategy — is essential to unearthing companies with the most attractive organic growth opportunities.

Fund Performance

The value of this active approach was evident in our strong relative performance during the past year. We generated the best results in the materials sector, where we benefited from holding a below-benchmark weighting through the first nine months of the period. This positioning wasn't based on a top-down view, but rather on what we saw as the lack of attractive stock-specific opportunities in the sector. Our underweight in this group, which lagged, was a positive for the fund's return in this time. Late in the summer, however, we began to see more attractive earnings potential from the materials sector once the weakness in the region's currencies made their products less expensive to overseas buyers. We therefore elected to sell some of our positions in consumer stocks and rotate the proceeds into materials producers, such as the steel companies Companhia Siderurgica Nacional SA and Gerdau SA*. These stocks indeed rebounded strongly late in the final two to three months of the period, and they finished as two of the top contributors to fund performance.

* Not held in the portfolio as of October 31, 2013.

Similarly, our decision to move from an underweight to an overweight in Petroleo Brasileiro SA ("Petrobras") during the second half of the period proved helpful to returns. The company's shares had lagged due to the energy-pricing policies of the Brazilian government, but a favorable change to this pricing structure boosted the company's earnings outlook. The stock indeed rebounded, and it proved to be one of our top contributors in the annual period.

"We believe a stock-by-stock approach — rather than a passive, index-driven strategy — is essential to unearthing companies with the most attractive organic growth opportunities."

Another key contributor to performance was our overweight position in the Panamanian airline Copa Holdings SA,* which delivered a strong gain despite the weak overall market environment. The stock was boosted by the combination of lower input costs and rising sales, which enabled it to deliver earnings that exceeded expectations.

* Not held in the portfolio as of October 31, 2013.

Keeping in mind that the fund's sector and country weightings were a residual impact of our individual stock picks, our performance was helped by underweight positions in the telecommunications and utilities sectors, both of which underperformed. We avoided companies in these sectors on the belief that the adverse regulatory environment would inhibit earnings, and this indeed proved to be the case during the past year.

Two elements of our broader positioning weighed on returns: an underweight in Mexico, which outperformed, and overweights in Brazil and Peru, which lagged. In addition, we held an overweight in the underperforming consumer discretionary sector for the majority of the year. Fortunately, we were able to make up for this headwind on the strength of our individual stock selection.

While our stock selection was positive overall, we did have some misses in the period. Our largest individual detractor was the Brazilian home-building stock Gafisa SA. We own the stock on the belief that the company is in the midst of executing a turnaround, yet its valuation is at a depressed level that indicates investors' lack of faith in its ability to do so. We disagreed, and we therefore elected to add to the position in the second half of the period. In the past year, however, this position detracted from performance.

Our return was also pressured by our positions in two retailers that remained fundamentally sound but that underperformed due to the weak economic environment overall: the Brazilian retail chain Lojas Americanas SA and Inretail Peru Corp., an operator of supermarkets, stores and malls.

Outlook and Positioning

We hold a cautiously optimistic view on the outlook for stocks in Latin America, as the underperformance of the past year has made valuations attractive both on an absolute basis and relative to the developed world markets. We have found Brazil, in particular, to be a source of interesting value opportunities. The market has been hit by currency weakness, concerns about slower growth and public protests, but we believe these issues have been become fully reflected in valuations. Also, despite the recent market weakness, we remain mindful of the fact Brazil is today the seventh-largest economy in the world and — according to the International Monetary Fund — is on track for average annual growth of 3.5% to 4% per year between 2012 and 2017, which still compares very favorably against the United States or Europe.

Mexico's market is less attractive from a valuation standpoint, which is the basis for our underweight in the country. Still, news out of Mexico has been positive. Reforms, which investors have long anticipated, are finally coming to fruition with regard to energy, labor, education and tax policy. We believe these changes represent a long-term tailwind for the economy. In the short term, however, weaker-than-expected economic growth has led to disappointing earnings, which, in turn, translates to elevated valuations. We therefore maintained an underweight in Mexico throughout the year.

We continued to like the outlook for Peru and Colombia, but we haven't increased our weightings in these countries since the small size of their markets prevents investment by foreign institutional investors. We maintained an underweight in Chile on the basis of the country's unfavorable political climate, but we remain on the lookout for opportunities given the country's robust growth.

While the past year was a challenging time for stocks in Latin America, we think the combination of reasonable valuations and potential positive catalysts — such as Brazil's elections and the reforms occurring in Mexico — create the potential for the region to close its performance gap relative to the rest of the world. Further, we believe an environment of more balanced global growth, highlighted by the recovery in Europe, will work to the benefit of Latin America's exporters.

We continue to employ a disciplined, bottom-up approach. The vast majority of our team is based in São Paulo, Brazil, which enables us to conduct on-the-ground research for the companies we hold in the portfolio. We use this research-based style to construct a concentrated portfolio of our "best ideas," rather than employing a passive, index-based style. We believe this approach will enable us to take advantage of the numerous individual-company opportunities throughout this dynamic region.

Ten Largest Equity Holdings at October 31, 2013 (53.3% of Net Assets)	Country	Percent
1. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	8.8%
2. BRF SA Food processor	Brazil	7.1%
3. BB Seguridade Participacoes SA Acts as a holding company investing in insurance companies and as an insurance broker	Brazil	6.1%
4. Anheuser-Busch InBev NV Manufactures beer	Belgium	5.5%
5. Itau Unibanco Holding SA Provider of banking services	Brazil	5.2%
6. Companhia Brasileira de Distribuicao Grupo Pao de Acucar Operator in the food and non-food retail businesses	Brazil	4.6%
7. Companhia de Bebidas das Americas Produces beer, soft drinks, teas, mineral water and sports drinks	Brazil	4.3%
8. Companhia Siderurgica Nacional SA Manufactures iron and steel	Brazil	4.3%
9. Lojas Americanas SA Operates a chain of retail stores	Brazil	3.8%
10. Banco Bradesco SA Provider of banking services	Brazil	3.6%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on dws-investments.com or upon request. Please see the Account Management Resources section on page 52 for contact information.

Portfolio Management Team

Luiz Ribeiro, CFA, Director

Lead Portfolio Manager of the fund. Joined the fund in 2013.

— Senior Equities Portfolio Manager: São Paulo.

— Joined Deutsche Asset & Wealth Management in 2012 with 18 years of industry experience. Prior to joining Deutsche Asset & Wealth Management, Luiz served as the Head of Latin America — Internal Equities at the Abu Dhabi Investment Authority. Previously, he served as a Senior Portfolio Manager at HSBC Bank. Prior to HSBC Bank, Luiz worked as an Investment Officer at IFC — World Bank and as an Analyst and then as a Senior Portfolio Manager at ABN AMRO Bank. He began his investment career as a Trader at Dibran DTVM Ltda.

— BA in Business Administration from University of São Paulo (USP); MBA in Finance from Brazilian Institute of Capital Markets (IBMEC); CFA Charterholder.

Danilo Pereira, Vice President

Portfolio Manager of the fund. Joined the fund in 2013.

— Portfolio Manager and Equities Analyst: São Paulo.

— Joined Deutsche Asset & Wealth Management in 2012 with 12 years of industry experience. Prior to joining Deutsche Asset & Wealth Management, Danilo was the Deputy Head of Latin America — Internal Equities at Abu Dhabi Investment Authority. Previously, he served as a Senior Latin American Analyst at BNP Paribas Investment Partners, Senior Analyst and Co-manager at Equitas Investimentos and as a Portfolio Manager at Bradesco Asset Management. Danilo began his investment career as a Latin American Analyst at ABN Amro Asset Management.

— BA in Business from Fundacao Getulio Vargas.

Thomas U. Petschnigg, CFA, Vice President

Portfolio Manager of the fund. Joined the fund in 2013.

— Latin America Portfolio Manager: Frankfurt.

— Joined Deutsche Asset & Wealth Management in 2006 with 6 years of industry experience at Goldman Sachs Asset Management (GSAM), where he was responsible for GSAM's consultant business in Germany. During this time he also contributed as an author to various professional journals and textbooks. Prior to his current role, Thomas served as a Global Equity Portfolio Manager; he transferred to the Latin America Equities Team in April 2010.

— Master's Degree in Business Administration ("Diplom-Kaufmann") from the European Business School in Oestrich-Winkel with exchanges at the University of California Berkeley and the Ecole Supérieure de Commerce Dijon.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged, free float-adjusted market-capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into U.S. dollars using the London close foreign exchange rates.

The MSCI World Index tracks the performance of stocks in select developed markets around the world, including the United States.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Latin America Stock Funds category consists of funds with at least 75% of stocks invested in Latin America.

Overweight means the fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the fund holds a lower weighting.

Quantitative easing is a government monetary policy often used when interest rates are at or near zero. With this policy government securities are purchased from the market, causing the price of the securities purchased to rise and the yield or interest rates on the securities purchased to fall.

Consumer discretionary is the sector of the economy that includes companies (such as apparel and automobile companies) that sell nonessential goods and services.

Performance Summary October 31, 2013 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-0.49%	11.68%	14.07%
Adjusted for the Maximum Sales Charge (max 5.75% load)	-6.21%	10.37%	13.39%
MSCI EM Latin America Index†	-2.66%	12.91%	16.96%
Class B	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-1.25%	10.79%	13.14%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	-3.54%	10.67%	13.14%
MSCI EM Latin America Index†	-2.66%	12.91%	16.96%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
Unadjusted for Sales Charge	-1.24%	10.79%	13.16%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	-1.24%	10.79%	13.16%
MSCI EM Latin America Index†	-2.66%	12.91%	16.96%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/13
No Sales Charges	-0.23%	12.01%	14.37%
MSCI EM Latin America Index†	-2.66%	12.91%	16.96%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2013 are 1.79%, 2.58%, 2.55% and 1.48% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Morgan Stanley Capital International (MSCI) EM (Emerging Markets) Latin America Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure equity market performance in seven Latin American markets. The index is calculated using closing market prices and translates into U.S. dollars using the London close foreign exchange rates.

	Class A	Class B	Class C	Class S
Net Asset Value
10/31/13	$31.05	$29.72	$29.70	$31.00
10/31/12	$40.27	$38.86	$38.85	$40.24

Distribution Information as of 10/31/13
Income Dividends, Twelve Months	$.42	$.11	$.11	$.53
Capital Gain Distributions, Twelve Months	$9.01	$9.01	$9.01	$9.01

Investment Portfolio as of October 31, 2013
	Shares	Value ($)

Equity Securities 99.6%
Argentina 3.0%
BBVA Banco Frances SA (ADR)*	82,419	597,538
Grupo Clarin SA "B", (GDR) (REG S)*	50,000	195,000
Grupo Financiero Galicia SA (ADR) (a)	533,737	5,166,574
YPF SA (ADR)	378,444	7,890,557
(Cost $14,208,498)		13,849,669
Belgium 5.5%
Anheuser-Busch InBev NV (ADR) (Cost $22,977,576)	247,000	25,621,310
Brazil 63.1%
Banco Bradesco SA (ADR) (a)	961,545	13,865,479
Banco Bradesco SA (Preferred)	200,000	2,881,885
Banco do Brasil SA	1,160,000	15,404,875
Banco Santander Brasil SA (Units)	700,000	4,796,447
BB Seguridade Participacoes SA	2,625,810	28,682,069
Brasil Pharma SA*	1,142,541	4,233,144
Braskem SA "A" (Preferred)*	52	461
BRF SA	1,416,650	33,263,008
Companhia Brasileira de Distribuicao Grupo Pao de Acucar "A" (Preferred)	433,384	21,493,153
Companhia de Bebidas das Americas (ADR) (Preferred) (a)	265,966	9,893,935
Companhia de Bebidas das Americas (Preferred)	277,550	10,353,921
Companhia Siderurgica Nacional SA	3,636,066	19,785,575
Gafisa SA*	12,357,471	16,714,194
Itau Unibanco Holding SA (Preferred)	1,568,164	24,220,371
Itausa — Investimentos Itau SA (Preferred)	1,232,795	5,310,451
Lojas Americanas SA (Preferred)	2,397,607	17,744,989
Petroleo Brasileiro SA	1,037,538	9,049,858
Petroleo Brasileiro SA (Preferred)	3,500,000	31,919,025
Raia Drogasil SA	1,330,059	9,725,188
Telefonica Brasil SA (Preferred)	210,000	4,628,024
Tim Participacoes SA	2,087,474	10,641,440
(Cost $261,878,567)		294,607,492
Chile 4.2%
Banco de Chile	35,814,268	5,473,897
Banco Santander Chile (ADR)	195,302	4,796,617
CFR Pharmaceuticals SA	19,500,000	4,939,581
Corpbanca SA	315,597,745	3,598,995
Corpbanca SA (ADR)	55,120	948,064
(Cost $19,451,723)		19,757,154
Colombia 3.3%
Almacenes Exito SA	285,500	4,782,598
Ecopetrol SA	1,983,000	4,715,565
Grupo de Inversiones Suramericana SA	289,200	5,730,970
(Cost $14,897,012)		15,229,133
France 0.9%
Edenred (Cost $4,170,655)	130,600	4,433,903
Luxembourg 1.8%
Tenaris SA (ADR) (a) (b) (Cost $7,133,778)	184,000	8,613,040
Mexico 8.4%
Compartamos SAB de CV (ADR)	2,360,000	4,581,716
Corporativo Fragua SAB de CV	276,000	4,823,085
Grupo Carso SAB de CV "A1"	830,000	4,522,386
Grupo Financiero Inbursa SAB de CV "O"	2,785,260	7,177,025
Grupo Herdez SAB de CV	1,459,090	5,144,237
Grupo Lala SAB de CV*	1,981,982	4,400,776
Grupo Mexico SAB de CV "B"	2,647,085	8,389,275
(Cost $35,007,724)		39,038,500
Peru 3.2%
Grana y Montero SA (ADR)* (a)	246,924	5,348,374
Inretail Peru Corp.*	575,500	9,495,750
(Cost $16,809,093)		14,844,124
Puerto Rico 1.8%
Popular, Inc.* (Cost $10,190,155)	324,500	8,193,625
Spain 1.1%
Banco Santander SA (ADR) (a)	240,000	2,138,400
Prosegur Cia de Seguridad SA (Registered)	490,000	2,907,191
(Cost $4,517,276)		5,045,591
United States 3.3%
First Cash Financial Services, Inc.* (a) (b)	174,785	10,572,745
Kansas City Southern	40,000	4,860,800
(Cost $14,141,153)		15,433,545
Total Equity Securities (Cost $425,383,210)		464,667,086

	Units	Value ($)

Other Investments 0.0%
Brazil
TOTVS SA (Debenture Unit), 3.5%, 8/19/2019 (c) (Cost $478,354)	43,800	148,931

	Shares	Value ($)

Securities Lending Collateral 9.4%
Daily Assets Fund Institutional, 0.08% (d) (e) (Cost $43,921,493)	43,921,493	43,921,493

Cash Equivalents 0.0%
Central Cash Management Fund, 0.06% (d) (Cost $340)	340	340

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $469,783,397)†	109.0	508,737,850
Other Assets and Liabilities, Net	(9.0)	(42,149,028)
Net Assets	100.0	466,588,822

* Non-income producing security.

† The cost for federal income tax purposes was $472,754,024. At October 31, 2013, net unrealized appreciation for all securities based on tax cost was $35,983,826. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $59,262,552 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,278,726.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and LIabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2013 amounted to $42,154,315, which is 9.0% of net assets.

(b) Security is listed in country of domicile. Significant business activities of company are in Latin America.

(c) The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The Fund may be unable to sell a restricted security and it may be more difficult to determine a market value for a restricted security. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund. The future value of these securities is uncertain and there may be changes in the estimated value of these securities.

Schedule of Restricted Securities	Acquisition Date	Cost ($)	Value ($)	Value as % of Net Assets
TOTVS SA (Debenture Unit)	September 2008	478,354	148,931	0.03

(d) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(e) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

ADR: American Depositary Receipt

GDR: Global Depositary Receipt

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirement of the Securities Act of 1933.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Equity Securities
Argentina	$13,849,669	$—	$—	$13,849,669
Belgium	25,621,310	—	—	25,621,310
Brazil	294,607,492	—	—	294,607,492
Chile	19,757,154	—	—	19,757,154
Colombia	15,229,133	—	—	15,229,133
France	—	4,433,903	—	4,433,903
Luxembourg	8,613,040	—	—	8,613,040
Mexico	39,038,500	—	—	39,038,500
Peru	14,844,124	—	—	14,844,124
Puerto Rico	8,193,625	—	—	8,193,625
Spain	2,138,400	2,907,191	—	5,045,591
United States	15,433,545	—	—	15,433,545
Other Investments	—	—	148,931	148,931
Short-Term Investments (f)	43,921,833	—	—	43,921,833
Total	$501,247,825	$7,341,094	$148,931	$508,737,850

There have been no transfers between fair value measurement levels during the year ended October 31, 2013.

(f) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2013
Assets
Investments: Investments in non-affiliated securities, at value (cost $425,861,564) — including $42,154,315 of securities loaned	$464,816,017
Investment in Daily Assets Fund Institutional (cost $43,921,493)*	43,921,493
Investment in Central Cash Management Fund (cost $340)	340
Total investments in securities, at value (cost $469,783,397)	508,737,850
Foreign currency, at value (cost $1,362,103)	1,260,348
Receivable for investments sold	6,815,892
Receivable for Fund shares sold	1,051,311
Dividends receivable	496,123
Interest receivable	17,432
Foreign taxes recoverable	15,420
Due from Advisor	13,170
Other assets	9,774
Total assets	518,417,320
Liabilities
Cash overdraft	16,953
Payable upon return of securities loaned	43,921,493
Payable for investments purchased	6,500,679
Line of credit loan payable	400,000
Payable for Fund shares redeemed	326,996
Accrued management fee	402,506
Accrued Directors' fees	4,988
Other accrued expenses and payables	254,883
Total liabilities	51,828,498
Net assets, at value	$466,588,822
Net Assets Consist of
Undistributed net investment income	1,864,315
Net unrealized appreciation (depreciation) on: Investments	38,954,453
Foreign currency	(11,292)
Accumulated net realized gain (loss)	23,441,661
Paid-in capital	402,339,685
Net assets, at value	$466,588,822

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2013 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($20,303,942 ÷ 653,858 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$31.05
Maximum offering price per share (100 ÷ 94.25 of $31.05)	$32.94
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($620,563 ÷ 20,883 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$29.72
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($4,048,155 ÷ 136,281 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$29.70
Class S Net Asset Value, offering and redemption price(a) per share ($441,616,162 ÷ 14,245,186 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$31.00

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2013
Investment Income
Income: Dividends (net of foreign taxes withheld of $804,607)	$11,221,194
Income distributions — Central Cash Management Fund	2,820
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	74,510
Total income	11,298,524
Expenses: Management fee	5,761,868
Administration fee	503,462
Services to shareholders	697,576
Distribution and service fees	107,010
Custodian fee	385,150
Professional fees	101,120
Reports to shareholders	59,445
Registration fees	53,137
Directors' fees and expenses	19,942
Interest expense	7,785
Other	53,979
Total expenses before expense reductions	7,750,474
Expense reductions	(866,773)
Total expenses after expense reductions	6,883,701
Net investment income (loss)	4,414,823
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments (net of foreign taxes of $54,216)	30,552,929
Foreign currency	(990,323)
29,562,606
Change in net unrealized appreciation (depreciation) on: Investments	(33,836,746)
Foreign currency	67,347
(33,769,399)
Net gain (loss)	(4,206,793)
Net increase (decrease) in net assets resulting from operations	$208,030

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2013	2012
Operations: Net investment income (loss)	$4,414,823	$6,825,062
Net realized gain (loss)	29,562,606	120,661,970
Change in net unrealized appreciation (depreciation)	(33,769,399)	(121,481,471)
Net increase (decrease) in net assets resulting from operations	208,030	6,005,561
Distributions to shareholders from: Net investment income: Class A	(274,392)	(18,123)
Class B	(3,397)	—
Class C	(13,711)	—
Class S	(6,653,881)	(1,982,118)
Net realized gains: Class A	(5,837,624)	(2,833,873)
Class B	(289,730)	(263,171)
Class C	(1,170,373)	(620,972)
Class S	(113,442,478)	(48,169,502)
Total distributions	(127,685,586)	(53,887,759)
Fund share transactions: Proceeds from shares sold	22,487,054	62,231,758
Reinvestment of distributions	121,006,875	50,989,708
Payments for shares redeemed	(101,723,121)	(123,733,932)
Redemption fees	568	11,748
Net increase (decrease) in net assets from Fund share transactions	41,771,376	(10,500,718)
Increase (decrease) in net assets	(85,706,180)	(58,382,916)
Net assets at beginning of period	552,295,002	610,677,918
Net assets at end of period (including undistributed net investment income of $1,864,315 and $4,443,655, respectively)	$466,588,822	$552,295,002

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$40.27		$43.85		$54.97	$47.75	$31.89
Income (loss) from investment operations: Net investment income (loss)a	.21		.41		.69	.42	.44
Net realized and unrealized gain (loss)	(.00	)d*	(.14)		(8.07)	8.09	19.11
Total from investment operations	.21		.27		(7.38)	8.51	19.55
Less distributions from: Net investment income	(.42)		(.02)		(1.38)	(1.29)	(.26)
Net realized gains	(9.01)		(3.83)		(2.36)	—	(3.43)
Total distributions	(9.43)		(3.85)		(3.74)	(1.29)	(3.69)
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$31.05		$40.27		$43.85	$54.97	$47.75
Total Return (%)b	(.49	)c	1.19	c	(14.44)	18.05	70.81
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20		25		35	58	59
Ratio of expenses before expense reductions (%)	1.84		1.79		1.73	1.76	1.82
Ratio of expenses after expense reductions (%)	1.60		1.70		1.73	1.76	1.82
Ratio of net investment income (%)	.65		1.00		1.38	.84	1.27
Portfolio turnover rate (%)	156		163		35	37	95
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2013 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2013		2012		2011		2010	2009
Selected Per Share Data
Net asset value, beginning of period	$38.86		$42.72		$53.60		$46.52	$31.14
Income (loss) from investment operations: Net investment income (loss)a	(.02)		.11		.28		.05	.16
Net realized and unrealized gain (loss)	(.00	)d*	(.14)		(7.89)		7.85	18.65
Total from investment operations	(.02)		(.03)		(7.61)		7.90	18.81
Less distributions from: Net investment income	(.11)		—		(.91)		(.82)	—
Net realized gains	(9.01)		(3.83)		(2.36)		—	(3.43)
Total distributions	(9.12)		(3.83)		(3.27)		(.82)	(3.43)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$29.72		$38.86		$42.72		$53.60	$46.52
Total Return (%)b	(1.25	)c	.45	c	(15.12	)c	17.11	69.31
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		1		3		6	6
Ratio of expenses before expense reductions (%)	2.71		2.58		2.53		2.55	2.72
Ratio of expenses after expense reductions (%)	2.35		2.46		2.52		2.55	2.72
Ratio of net investment income (loss) (%)	(.05)		.29		.58		.05	.38
Portfolio turnover rate (%)	156		163		35		37	95
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2013 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2013		2012		2011		2010	2009
Selected Per Share Data
Net asset value, beginning of period	$38.85		$42.71		$53.58		$46.46	$31.12
Income (loss) from investment operations: Net investment income (loss)a	(.03)		.09		.28		.05	.15
Net realized and unrealized gain (loss)	(.00	)d*	(.12)		(7.88)		7.84	18.62
Total from investment operations	(.03)		(.03)		(7.60)		7.89	18.77
Less distributions from: Net investment income	(.11)		—		(.91)		(.77)	—
Net realized gains	(9.01)		(3.83)		(2.36)		—	(3.43)
Total distributions	(9.12)		(3.83)		(3.27)		(.77)	(3.43)
Redemption fees	.00	*	.00	*	.00	*	.00 *	.00 *
Net asset value, end of period	$29.70		$38.85		$42.71		$53.58	$46.46
Total Return (%)b	(1.24	)c	.45	c	(15.12	)c	17.12	69.27
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4		5		7		11	12
Ratio of expenses before expense reductions (%)	2.63		2.55		2.53		2.56	2.75
Ratio of expenses after expense reductions (%)	2.35		2.45		2.53		2.56	2.75
Ratio of net investment income (loss) (%)	(.09)		.24		.57		.04	.34
Portfolio turnover rate (%)	156		163		35		37	95
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2013 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2013		2012		2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$40.24		$43.86		$55.00	$47.89	$32.03
Income (loss) from investment operations: Net investment income (loss)a	.29		.49		.84	.58	.56
Net realized and unrealized gain (loss)	.01	c	(.12)		(8.08)	8.12	19.14
Total from investment operations	.30		.37		(7.24)	8.70	19.70
Less distributions from: Net investment income	(.53)		(.16)		(1.54)	(1.59)	(.41)
Net realized gains	(9.01)		(3.83)		(2.36)	—	(3.43)
Total distributions	(9.54)		(3.99)		(3.90)	(1.59)	(3.84)
Redemption fees	.00	*	.00	*	.00 *	.00 *	.00 *
Net asset value, end of period	$31.00		$40.24		$43.86	$55.00	$47.89
Total Return (%)	(.23	)b	1.45	b	(14.19)	18.45	71.37
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	442		521		565	738	697
Ratio of expenses before expense reductions (%)	1.51		1.48		1.42	1.43	1.47
Ratio of expenses after expense reductions (%)	1.35		1.47		1.42	1.43	1.47
Ratio of net investment income (%)	.90		1.21		1.71	1.16	1.62
Portfolio turnover rate (%)	156		163		35	37	95
a Based on average shares outstanding during the period.
b Total return would have been lower had certain expenses not been reduced.
c The amount of net realized and unrealized gain shown for a share outstanding for the period ended October 31, 2013 does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchases of the Fund shares in relation to fluctuating market values of the investments of the Fund.
* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Latin America Equity Fund (the "Fund") is a non-diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares, which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of the Security Lending Agreement. The Fund retains the benefits of owning the securities it has loaned and continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2013, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2013 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund, if any, are declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes, if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund, investments in passive foreign investment companies and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2013, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$1,864,312
Undistributed long-term capital gains	$26,412,288
Net unrealized appreciation (depreciation) on investments	$35,983,826

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended October 31,
	2013	2012
Distributions from ordinary income*	$6,945,381	$2,000,241
Distributions from long-term capital gains	$120,740,205	$51,887,518

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended October 31, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $774,780,758 and $853,247,102, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $400 million of the Fund's average daily net assets	1.165%
Next $400 million of such net assets	1.065%
Over $800 million of such net assets	.965%

For the period from November 1, 2012 through September 30, 2013, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.60%
Class B	2.35%
Class C	2.35%
Class S	1.35%

Effective October 1, 2013 through September 30, 2014, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:
Class A	1.52%
Class B	2.27%
Class C	2.27%
Class S	1.27%

Accordingly, for the year ended October 31, 2013, the Advisor waived a portion of its management fee pursuant to the Investment Management Agreement aggregating $241,386, and the amount charged aggregated $5,520,482, which was equivalent to an annual effective rate of 1.10% of the Fund's average daily net assets.

Administration Fee. Pursuant to the Administrative Services Agreement, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2013, the Administration Fee was $503,462, of which $39,733 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended October 31, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$21,009	$21,009
Class B	1,379	1,379
Class C	3,140	3,140
Class S	322,997	322,997
	$348,525	$348,525

In addition, for the year ended October 31, 2013, the Advisor reimbursed the Fund $245,450 of sub-recordkeeping fees for Class S.

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2013
Class B	$7,431	$404
Class C	35,161	2,571
	$42,592	$2,975

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the year ended October 31, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at October 31, 2013	Annual Effective Rate
Class A	$50,297	$21,899	$4,306	.13%
Class B	2,425	1,777	144	.07%
Class C	11,696	7,736	289	.08%
	$64,418	$31,412	$4,739

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2013 aggregated $3,065.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2013, the CDSC for Class B and Class C shares aggregated $3,811 and $341, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $16,647, of which $7,004 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Central Cash Management Fund and DWS Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Central Cash Management Fund seeks to maintain a stable net asset value, and DWS Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Central Cash Management Fund does not pay the Advisor an investment management fee. To the extent that DWS Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in DWS Variable NAV Money Fund.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

At October 31, 2013, the Fund had a $400,000 outstanding loan. Interest expense incurred on the borrowings was $7,785 for the year ended October 31, 2013. The average dollar amount of the borrowings was $3,022,813, the weighted average interest rate on these borrowings was 1.45% and the Fund had a loan outstanding for sixty-four days throughout the period. The borrowings were valued at cost, which approximates fair value.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2013		Year Ended October 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	224,720	$7,684,726	340,726	$13,837,717
Class B	901	28,661	103	4,191
Class C	26,029	834,391	9,960	393,001
Class S	422,629	13,939,276	1,164,456	47,996,849
		$22,487,054		$62,231,758
Shares issued to shareholders in reinvestment of distributions
Class A	177,302	$5,760,550	70,465	$2,666,394
Class B	9,055	283,322	6,686	245,654
Class C	34,674	1,084,248	15,587	572,504
Class S	3,519,120	113,878,755	1,259,082	47,505,156
		$121,006,875		$50,989,708
Shares redeemed
Class A	(365,874)	$(12,045,444)	(592,638)	$(23,828,817)
Class B	(25,017)	(787,897)	(49,159)	(1,939,174)
Class C	(65,056)	(2,079,890)	(54,947)	(2,154,343)
Class S	(2,633,281)	(86,809,890)	(2,368,775)	(95,811,598)
		$(101,723,121)		$(123,733,932)
Redemption fees		$568		$11,748
Net increase (decrease)
Class A	36,148	$1,400,251	(181,447)	$(7,322,159)
Class B	(15,061)	(475,914)	(42,370)	(1,689,329)
Class C	(4,353)	(161,251)	(29,400)	(1,188,074)
Class S	1,308,468	41,008,290	54,763	(301,156)
		$41,771,376		$(10,500,718)

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS International Fund, Inc. and the Shareholders of DWS Latin America Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Latin America Equity Fund (the "Fund") at October 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts December 23, 2013	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2013 to October 31, 2013).

The tables illustrate your Fund's expenses in two ways:

—Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$930.80	$927.00	$927.30	$932.10
Expenses Paid per $1,000*	$7.74	$11.37	$11.37	$6.53
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/13	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/13	$1,017.19	$1,013.41	$1,013.41	$1,018.45
Expenses Paid per $1,000*	$8.08	$11.88	$11.88	$6.82

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Latin America Equity Fund	1.59%	2.34%	2.34%	1.34%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $29,290,000 as capital gain dividends for its year ended October 31, 2013, of which 100% represents 15% rate gains.

The Fund paid foreign taxes of $607,520 and earned $3,301,178 of foreign source income during the year ended October 31, 2013. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.04 per share as foreign taxes paid and $0.22 per share as income earned from foreign sources for the year ended October 31, 2013.

The Fund paid distributions of $9.01 per share from net long-term capital gains during its year ended October 31, 2013, of which 100% represents 15% rate gains.

For federal income tax purposes, the Fund designates $13,230,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Directors, including the Independent Directors, approved the renewal of DWS Latin America Equity Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2013.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— In September 2013, all of the Fund's Directors were independent of DIMA and its affiliates.

— The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by a fee consultant retained by the Fund's Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fee Consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund's shareholders. DIMA is part of Deutsche Bank AG, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DIMA of lower expense caps as part of the 2012 and 2013 contract review processes than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank AG ("DB"), DIMA's parent company, announced that DB would combine its Asset Management (of which DIMA was a part) and Wealth Management divisions. DB has advised the Independent Trustees that the U.S. asset management business is a critical and integral part of DB, and that it has, and will continue to, reinvest a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into the new Asset and Wealth Management ("AWM") division, including ongoing enhancements to its investment capabilities. DB also has confirmed its commitment to maintaining strong legal and compliance groups within the AWM division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DIMA's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DIMA to attract and retain high-quality personnel, and the organizational depth and stability of DIMA. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the Fee Consultant using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DIMA regarding such funds, along with DIMA's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2012, the Fund's performance (Class A shares) was in the 2nd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended December 31, 2012. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance in 2012 and during the first seven months of 2013. The Board recognized that DIMA has made changes to its investment personnel and processes in recent years in an effort to enhance its investment platform and improve long-term performance across the DWS fund complex.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund's administrative services agreement, were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2012). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2012, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DIMA to a comparable fund and considered differences between the Fund and the comparable fund. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitations agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DIMA and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that, in connection with the 2010 contract renewal process, DIMA agreed to implement new contractual management fee breakpoints.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DIMA's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013,8 and Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	103	—
William McClayton (1944) Vice Chairperson since 2013,8 and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	103	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996); former Directorships: Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	103	Chairman of the Board, Healthways, Inc.2 (provider of disease and care management services) (2003- present); Portland General Electric2 (utility company) (2003- present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); North Bennett Street School (Boston); former Directorships: The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	103	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Chairman of the Board of Trustees, Southwest Florida Community Foundation (charitable organization); former Directorships: Sun Capital Advisers Trust (mutual funds) (2007-2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		103	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011-2012)	103	—
Paul K. Freeman (1950) Board Member since 1993, and Chairperson (2009-Jan. 8, 2013)	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998); Directorships: Denver Zoo Foundation (December 2012-present); former Directorships: Prisma Energy International	103	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	103
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Director, Viasys Health Care2 (January 2007-June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994-2012)	103	Director, Becton Dickinson and Company2 (medical technology company) (2012- present); Director, CardioNet, Inc.2 (health care) (2009- present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998-2012)	103	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	103	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	106	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Business Experience and Directorships During the Past Five Years
Brian E. Binder9,10 (1972) President and Chief Executive Officer, 2013-present
Managing Director3 and Head of Fund Administration, Deutsche Asset & Wealth Management (2013-present); formerly: Head of Business Management and Consulting at Invesco, Ltd. (2010-2012); Chief Administrative Officer, Van Kampen Funds Inc. (2008-2010); and Chief Administrative Officer, Morgan Stanley Investment Management Americas Distribution (2003-2008)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director,3 Deutsche Asset & Wealth Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director,3 Deutsche Asset & Wealth Management (since July 2004); formerly: Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management; formerly: Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director,3 Deutsche Asset & Wealth Management
Hepsen Uzcan7 (1974) Assistant Secretary, 2013-present	Vice President, Deutsche Asset & Wealth Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director,3 Deutsche Asset & Wealth Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director,3 Deutsche Asset & Wealth Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director,3 Deutsche Asset & Wealth Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Effective as of January 9, 2013.

9 Address: 222 South Riverside Plaza, Chicago, IL 60606.

10 Effective as of December 1, 2013.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:
(800) 728-3337

Web Site
dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset & Wealth Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
Deutsche Asset & Wealth Management is the retail brand name in the U.S. for the wealth management and asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset & Wealth Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SLANX	SLAOX	SLAPX	SLAFX
CUSIP Number	23337R 775	23337R 767	23337R 759	23337R 726
Fund Number	474	674	774	2074

Notes

Notes

Notes

Deutsche Asset
& Wealth Management

222 South Riverside Plaza
Chicago, IL 60606-5808

DLAEF-2
(R-024967-4 12/13)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS LATIN AMERICA FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2013	$63,253	$0	$0	$0
2012	$78,221	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2013	$0	$66,535	$0
2012	$0	$56,300	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2013	$0	$66,535	$0	$66,535
2012	$0	$56,300	$0	$56,300

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Latin America Equity Fund, a series of DWS International Fund, Inc.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	December 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 30, 2013